[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) RESEARCH GROWTH
                               AND INCOME FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002
`

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies.
In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional
$40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A Antonelli]
     David A Antonelli

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of 0.92%, Class B shares 0.67%, Class C shares 0.68%, and Class I shares 1.11%. These results include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -1.69% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap core fund reported by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.28%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE S&P 500 AND ITS LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. Strong stock selection was a key driver during the period as our holdings across a broad range of sectors such as basic materials, consumer staples, media, financial services, and health care. Selected positions in technology also aided performance. In addition, we continued to decrease our exposure to stocks in sectors that performed poorly, such as technology, health care, and utilities and communications, and remained underweighted in these areas relative to the S&P 500.

Q. HAS THE FUND'S INCREASED WEIGHTING IN CYCLICAL STOCKS INDICATED THAT YOU AND MFS' ANALYSTS ARE MORE CONFIDENT ABOUT AN ECONOMIC RECOVERY?

A. Yes, but we remain cautious in many ways. We've seen a nice run up in cyclical areas of the market, and valuations have remained lofty for many segments of the market, in particular, growth stocks. While we're anticipating a modest recovery in the second half of the year, we're not banking on significant growth in 2002. With this in mind, we think the market can produce positive results, in line with modest earnings growth. Our hope, however, is that the market can set itself up for a more meaningful and sustained recovery in 2003 by keeping stock prices more aligned with earnings growth.

Q. YOU ALSO SIGNIFICANTLY INCREASED THE FUND'S HOLDINGS IN THE RETAILING AND LEISURE SECTORS. WHAT DID YOU LIKE ABOUT THESE AREAS?

A. Following the September 11 attacks, investors sold off broadcasting, media, cable TV, hotel, and retail stocks with a vengeance due to concerns about a sharp drop in travel, consumer spending, and economic activity. While they were right in the short term, we felt that much of the selling was indiscriminate and was not taking the longer-term picture into account. As we've seen, many of these stocks have bounced back strongly because the U.S. consumer has not stopped spending, and the recession was in large part due to a slowdown in corporate spending. In our view, while the consumer may slow down at some point, we think there are a number of catalysts in place to keep consumers spending and also to spur a pickup in corporate expenditures. If this scenario plays out as expected, it could provide a significant boost to both of these areas of the market; broadcasting and media stocks in particular could continue to benefit.

Q.  ARE THERE ANY OTHER AREAS YOU THINK WILL PERFORM WELL IN AN ECONOMIC
    RECOVERY?

A. The insurance industry continued to be a major area of focus for the portfolio; but this decision wasn't based on general economic conditions. We think the group is poised to benefit from improving business fundamentals. While the estimated $40 - $70 billion in charges due to the attacks were devastating for small insurers, we think those that survived are well positioned to benefit from an environment of stronger pricing and sales volume. With fewer property and casualty insurance companies in business and demand for new policies rising, we feel new policies are likely to cost significantly more in 2002. In our view, the hikes in premiums could continue to lead to increased stock prices for shareholders.

Q.  WHICH STOCKS PROVIDED A BOOST TO PERFORMANCE DURING THE PERIOD?

A. Despite facing huge claims in the fallout of the September 11 attacks, our holdings in insurance stocks posted gains during the period, primarily due to the factors we outlined above. In response to improving business fundamentals, stocks such as Ace Ltd., Arthur J. Gallagher, and Chubb provided a significant contribution to performance. Other contributors included holdings in the consumer staples, hotels, and media industries. In these groups, holdings such as Anheuser Busch, which we sold off as we felt the stock became fully valued, Viacom, Starwood Hotels & Resorts, and newspaper publisher Gannett produced positive results.

Q.  WHICH HOLDINGS DETRACTED FROM TOTAL RETURN?

A. PNC Financial fell sharply during the period following a bookkeeping error that forced it to revise its 2001 net profits downward. We think the restatement of earnings will have marginal impact on the company's long-term business prospects and that the stock was unduly penalized because it occurred at a time when investors were acutely concerned about corporate accounting practices. El Paso was another holdings that hurt performance as the company was caught up in the Enron controversy. In our view, however, the company is well positioned to benefit from the mistakes of other companies in the industry.

Q.  ANY FINAL THOUGHTS?

A. We feel the framework is in place for both an economic and market recovery, thanks to the massive amount of liquidity the Federal Reserve Board injected into the economy over the past year. While we expect the economy to recover this year, we don't see a set of conditions that would suggest a rapid rebound. Moreover, we think it could be several months before capital spending rises to a level that can produce the kinds of earnings growth necessary to put much higher valuations on the overall market. That said, we think the best relative earnings gains and valuations can be found in areas such as insurance, basic materials, broadcasting, and cable television. In addition, we think select parts of technology, health care, and financial services offer attractive opportunities.

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

Note to Shareholders: Effective February 28, 2002, David A. Antonelli, Director of International Equity Research since 1999, will oversee our U.S. and non-U.S. equity research analysts in the role of Director of Global Equity Research.

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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  FUND FACTS
--------------------------------------------------------------------------------
  OBJECTIVE:                   SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL,
                               CURRENT INCOME, AND GROWTH OF INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  JANUARY 2, 1997
                               CLASS C  JANUARY 2, 1997
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $186 MILLION NET ASSETS AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +0.92%       - 8.33%        -3.42%       +43.69%       +91.66%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         - 8.33%        -1.15%       + 7.52%       +11.15%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         -13.60%        -3.09%       + 6.25%       +10.08%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +0.67%       - 8.86%        -5.30%       +38.73%       +84.26%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         - 8.86%        -1.80%       + 6.77%       +10.44%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         -12.45%        -2.70%       + 6.46%       +10.44%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +0.68%       - 8.89%        -5.37%       +38.71%       +83.94%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         - 8.89%        -1.82%       + 6.76%       +10.41%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         - 9.79%        -1.82%       + 6.76%       +10.41%
------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           +1.11%       - 8.02%        -2.48%       +45.81%       +94.97%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                             --         - 8.02%        -0.83%       + 7.84%       +11.46%
------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE,
AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

              Financial Services                  26.0%
              Health Care                         12.2%
              Technology                           8.7%
              Industrial Goods & Services          8.3%
              Retailing                            8.2%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  4.1%                    INTEL CORP.  2.9%
Diversified manufacturing and financial       Semiconductor manufacturer
services conglomerate
                                              CITIGROUP, INC.  2.8%
AMERICAN HOME PRODUCTS CORP.  4.1%            Diversified financial services
Pharmaceutical and home products company      company

VIACOM, INC.  3.3%                            GANNETT CO., INC.  2.7%
Entertainment, media, and publishing          Newspaper publisher
company
                                              SAFEWAY, INC.  2.7%
PNC FINANCIAL SERVICES GROUP CO.  3.0%        Supermarket operator
Diversified financial services companies
                                              FLEETBOSTON FINANCIAL CORP.  2.6%
EXXON MOBIL CORP.  3.0%                       Diversified financial services
International oil and gas company             company


The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Research Growth & Income
Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                        NUMBER OF SHARES
                                                  ----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 7,673,438.019    127,388.323
John W. Ballen                                    7,672,338.568    128,487.774
Lawrence H. Cohn                                  7,673,424.290    127,402.052
J. David Gibbons                                  7,667,321.083    133,505.259
William R. Gutow                                  7,673,821.071    127,005.271
J. Atwood Ives                                    7,673,424.290    127,402.052
Abby M. O'Neill                                   7,668,736.567    132,089.775
Lawrence T. Perera                                7,673,424.290    127,402.052
William J. Poorvu                                 7,673,379.371    127,446.971
Arnold D. Scott                                   7,673,821.071    127,005.271
J. Dale Sherratt                                  7,670,680.974    130,145.368
Elaine R. Smith                                   7,673,821.071    127,005.271
Ward Smith                                        7,668,469.283    132,357.059

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  5,511,732.212
Against                                                151,649.761
Abstain                                                197,664.369
Broker non-votes                                     1,939,780.000

ITEM 3.  The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  5,479,004.195
Against                                                167,374.839
Abstain                                                214,667.308
Broker non-votes                                     1,939,780.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  7,497,300.660
Against                                                102,792.082
Abstain                                                200,733.600

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the fund for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  7,497,300.660
Against                                                102,792.082
Abstain                                                200,733.600

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 91.6%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 81.8%
  Aerospace & Defense - 1.5%
    Northrop Grumman Corp.                              26,800      $  2,868,672
--------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                               20,780      $  1,065,183
--------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.4%
    Bank of New York Co., Inc.                          11,900      $    447,916
    Capital One Financial Corp.                         41,640         2,051,603
    FleetBoston Financial Corp.                        130,674         4,361,898
    PNC Financial Services Group Co.                    93,260         5,123,704
                                                                    ------------
                                                                    $ 11,985,121
--------------------------------------------------------------------------------
  Business Machines - 1.7%
    International Business Machines Corp.               31,630      $  3,103,536
--------------------------------------------------------------------------------
  Business Services - 1.5%
    Automatic Data Processing, Inc.                     36,380      $  1,917,590
    TeleTech Holdings, Inc.*                            67,250           782,117
                                                                    ------------
                                                                    $  2,699,707
--------------------------------------------------------------------------------
  Cellular Phones - 0.5%
    Motorola, Inc.                                      71,600      $    930,800
--------------------------------------------------------------------------------
  Chemicals - 0.8%
    Praxair, Inc.                                       25,300      $  1,464,870
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Cisco Systems, Inc.*                                50,800      $    724,916
    Dell Computer Corp.*                                49,600         1,224,624
                                                                    ------------
                                                                    $  1,949,540
--------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Citrix Systems, Inc.*                               47,900      $    726,643
--------------------------------------------------------------------------------
  Conglomerates - 3.8%
    General Electric Co.                               183,200      $  7,053,200
--------------------------------------------------------------------------------
  Consumer Goods & Services - 3.2%
    Gillette Co.                                        35,100      $  1,200,069
    Kimberly-Clark Corp.                                20,100         1,258,260
    Philip Morris Cos., Inc.                            37,300         1,964,218
    Procter & Gamble Co.                                18,200         1,543,178
                                                                    ------------
                                                                    $  5,965,725
--------------------------------------------------------------------------------
  Electronics - 2.6%
    Intel Corp.                                        172,140      $  4,914,597
--------------------------------------------------------------------------------
  Entertainment - 4.0%
    Clear Channel Communications, Inc.*                 38,500      $  1,794,870
    Viacom, Inc., "B"*                                 122,230         5,689,806
                                                                    ------------
                                                                    $  7,484,676
--------------------------------------------------------------------------------
  Financial Institutions - 6.7%
    Citigroup, Inc.                                    104,808      $  4,742,562
    Fannie Mae                                          37,090         2,902,293
    Freddie Mac Corp.                                   45,910         2,926,303
    Goldman Sachs Group, Inc.                           10,100           817,494
    Merrill Lynch & Co., Inc.                           22,900         1,098,055
                                                                    ------------
                                                                    $ 12,486,707
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    PepsiCo., Inc.                                      23,689      $  1,196,295
--------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                             36,100      $  1,579,375
--------------------------------------------------------------------------------
  Industrial - 0.5%
    Rockwell International Corp.                        48,600      $    959,850
--------------------------------------------------------------------------------
  Insurance - 8.8%
    American International Group, Inc.                  20,807      $  1,539,094
    Arthur J. Gallagher & Co.                           94,820         3,305,425
    Chubb Corp.                                         27,300         2,051,322
    CIGNA Corp.                                         16,000         1,435,200
    MetLife, Inc.                                       54,030         1,722,476
    Safeco Corp.                                        76,800         2,607,360
    Willis Group Holdings Ltd.*                        140,700         3,797,493
                                                                    ------------
                                                                      16,458,370
--------------------------------------------------------------------------------
  Machinery - 1.3%
    Danaher Corp.                                       19,800      $  1,331,154
    Deere & Co.                                         23,220         1,112,935
                                                                    ------------
                                                                    $  2,444,089
--------------------------------------------------------------------------------
  Medical & Health Products - 9.0%
    American Home Products Corp.                       110,920      $  7,048,966
    Bristol-Myers Squibb Co.                            19,500           916,500
    Eli Lilly & Co.                                     41,100         3,112,503
    Johnson & Johnson Co.                               46,300         2,819,670
    Pfizer, Inc.                                        67,490         2,764,390
                                                                    ------------
                                                                    $ 16,662,029
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Genzyme Corp.*                                      16,600      $    736,708
    IMS Health, Inc.                                    69,050         1,381,000
                                                                    ------------
                                                                    $  2,117,708
--------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                         45,760      $  1,719,203
--------------------------------------------------------------------------------
  Oil Services - 1.3%
    El Paso Corp.                                       61,085      $  2,387,202
--------------------------------------------------------------------------------
  Oils - 3.4%
    Charter Communications, Inc.*                       34,100      $    354,640
    Exxon Mobil Corp.                                  123,212         5,088,656
    GlobalSantaFe Corp.                                 30,282           837,297
                                                                    ------------
                                                                    $  6,280,593
--------------------------------------------------------------------------------
  Printing & Publishing - 2.5%
    Gannett Co., Inc.                                   60,320      $  4,595,178
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                       18,200      $    655,200
--------------------------------------------------------------------------------
  Retail - 5.1%
    Home Depot, Inc.                                    48,500      $  2,425,000
    Lowe's Cos., Inc.                                   16,400           742,100
    Sears, Roebuck & Co.                                35,800         1,882,364
    Target Corp.                                        37,300         1,562,870
    Wal-Mart Stores, Inc.                               46,100         2,858,661
                                                                    ------------
                                                                    $  9,470,995
--------------------------------------------------------------------------------
  Special Products & Services - 1.8%
    Illinois Tool Works, Inc.                           11,300      $    831,228
    Minnesota Mining & Manufacturing Co.                20,900         2,464,737
                                                                    ------------
                                                                    $  3,295,965
--------------------------------------------------------------------------------
  Supermarket - 2.4%
    Safeway, Inc.*                                     105,850      $  4,549,433
--------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Amdocs Ltd.*                                        53,800      $  1,519,850
    AT&T Corp.                                         147,500         2,292,150
    BellSouth Corp.                                     89,400         3,465,144
    EchoStar Communications Corp.*                      22,500           587,700
                                                                    ------------
                                                                    $  7,864,844
--------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.4%
    AT&T Wireless Services, Inc.*                       77,200      $    778,948
--------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.9%
    Advanced Fibre Communications, Inc.*               102,790      $  1,670,337
--------------------------------------------------------------------------------
  Transportation - 1.3%
    United Parcel Service, Inc.                         40,700      $  2,398,858
--------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Pinnacle West Capital Corp.                          8,800      $    356,928
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $152,140,377
--------------------------------------------------------------------------------
Foreign Stocks - 9.8%
  Bermuda - 2.1%
    Ace Ltd. (Insurance)                                47,300      $  2,076,470
    XL Capital Ltd. (Insurance)                         18,900         1,800,414
                                                                    ------------
                                                                    $  3,876,884
--------------------------------------------------------------------------------
  Canada - 1.8%
    Canadian National Railway Co. (Railroad)            67,962      $  3,407,615
--------------------------------------------------------------------------------
  France - 0.3%
    Sanofi-Synthelabo S.A. (Medical & Health Products)   8,600      $    565,142
--------------------------------------------------------------------------------
  Ireland - 0.9%
    Jefferson Smurfit Corp. (Forest & Paper Products)  696,300      $  1,594,211
--------------------------------------------------------------------------------
  Netherlands - 0.5%
    Unilever N.V. (Food & Beverages)                    16,000      $    930,908
--------------------------------------------------------------------------------
  Switzerland - 0.7%
    Syngenta AG (Chemicals)*                            23,760      $  1,313,409
--------------------------------------------------------------------------------
  United Kingdom - 3.5%
    BP Amoco PLC, ADR (Oils)                            65,666      $  3,253,750
    Diageo PLC (Food & Beverage Products)*              77,036           914,550
    Kinder Morgan Management Llc (Pipelines)            30,083           889,253
    Vodafone Group PLC (Telecommunications)            740,253         1,399,292
                                                                    ------------
                                                                    $  6,456,845
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 18,145,014
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $159,820,591)                        $170,285,391
--------------------------------------------------------------------------------

Short-Term Obligations - 1.9%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
--------------------------------------------------------------------------------
    General Electric Capital Corp., due 3/01/02,
      at Amortized Cost                                  $ 3,581    $  3,581,000
--------------------------------------------------------------------------------

Repurchase Agreement - 6.2%
--------------------------------------------------------------------------------
    Morgan Stanley, dated 02/28/02, due 03/01/02,
      total to be received $11,572,608 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                            $11,572    $ 11,572,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $174,973,591)                   $185,438,391
Other Assets, Less Liabilities - 0.3%                                    575,994
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $186,014,385
--------------------------------------------------------------------------------
* Non-income producing security

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $174,973,591)            $185,438,391
  Investments  of cash collateral for securities loaned, at
    identified cost and value                                         1,668,448
  Cash                                                                    1,208
  Receivable for fund shares sold                                        99,784
  Receivable for investments sold                                       817,283
  Interest and dividends receivable                                     312,721
  Other assets                                                            1,687
                                                                   ------------
      Total assets                                                 $188,339,522
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    547,447
  Collateral for securities loaned, at value                          1,668,448
  Payable to affiliates -
    Management fee                                                        3,338
    Shareholder servicing agent fee                                         513
    Distribution and service fee                                          3,933
    Administrative fee                                                      175
  Accrued expenses and other liabilities                                101,283
                                                                   ------------
      Total liabilities                                            $  2,325,137
                                                                   ------------
Net assets                                                         $186,014,385
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $182,453,204
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     10,464,793
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                    (6,571,858)
  Accumulated net investment loss                                      (331,754)
                                                                   ------------
      Total                                                        $186,014,385
                                                                   ============
Shares of beneficial interest outstanding                           12,587,523
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $66,155,882 / 4,400,259 shares of
      beneficial interest outstanding)                               $15.03
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                       $15.95
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $96,776,067 / 6,607,649 shares of
      beneficial interest outstanding)                               $14.65
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $22,558,429 / 1,545,188 shares of
      beneficial interest outstanding)                                $14.60
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $524,007 / 34,427 shares of beneficial
      interest outstanding)                                          $15.22
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                       $ 1,184,889
    Interest                                                            113,258
    Foreign taxes withheld                                              (16,068)
                                                                    -----------
      Total investment income                                       $ 1,282,079
                                                                    -----------
  Expenses -
    Management fee                                                  $   570,266
    Trustees' compensation                                               19,449
    Shareholder servicing agent fee                                      87,733
    Distribution and service fee (Class A)                              110,299
    Distribution and service fee (Class B)                              450,823
    Distribution and service fee (Class C)                              108,860
    Administrative fee                                                    5,232
    Custodian fee                                                        38,950
    Printing                                                             36,859
    Postage                                                              16,289
    Auditing fees                                                        13,185
    Legal fees                                                            3,912
    Miscellaneous                                                       123,317
                                                                    -----------
      Total expenses                                                $ 1,585,174
    Fees paid indirectly                                                 (5,534)
                                                                    -----------
      Net expenses                                                  $ 1,579,640
                                                                    -----------
        Net investment loss                                         $  (297,561)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(6,024,582)
    Foreign currency transactions                                       104,155
                                                                    -----------
      Net realized loss on investments and foreign
        currency transactions                                       $(5,920,427)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 7,544,842
    Translation of assets and liabilities in foreign
        currencies                                                        7,157
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $ 7,551,999
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $ 1,631,572
                                                                    -----------
          Increase in net assets from operations                    $ 1,334,011
                                                                    ===========

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 2002               AUGUST 31, 2001
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $   (297,561)                 $   (589,864)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (5,920,427)                    7,271,077
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           7,551,999                   (49,917,356)
                                                                ------------                  ------------
      Increase (decrease) in net assets from operations         $  1,334,011                  $(43,236,143)
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $ (1,128,550)                 $    --
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (1,616,091)                      --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (394,943)                      --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (8,862)                      --
                                                                ------------                  ------------
      Total distributions declared to shareholders              $ (3,148,446)                 $    --
                                                                ------------                  ------------
Net increase in net assets from fund share transactions         $ 10,487,995                  $ 14,300,529
                                                                ------------                  ------------
      Total increase (decrease) in net assets                   $  8,673,560                  $(28,935,614)
Net assets:
  At beginning of period                                         177,340,825                   206,276,439
                                                                ------------                  ------------
  At end of period (including accumulated net investment
    loss of $331,754 and $34,193, respectively)                 $186,014,385                  $177,340,825
                                                                ============                  ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                 SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                FEBRUARY 28, 2002           ------------------------------------------------------------------
                                      (UNAUDITED)             2001            2000            1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $15.15           $18.82          $17.87          $14.42        $14.12        $11.13
                                           ------           ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment income(S)                 $ 0.01           $ 0.02          $ 0.02          $ 0.05        $ 0.09        $ 0.07
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 0.13            (3.69)           2.26            4.03          0.78          3.02
                                           ------           ------          ------          ------        ------        ------
      Total from investment
        operations                         $ 0.14           $(3.67)         $ 2.28          $ 4.08        $ 0.87        $ 3.09
                                           ------           ------          ------          ------        ------        ------

Less distributions declared to
  shareholders -
  From net investment income               $ --             $ --            $ --            $(0.01)       $(0.03)       $(0.06)
  From net realized gain on
    investments and foreign currency
    transactions                            (0.26)            --             (1.33)          (0.62)        (0.54)        (0.04)
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $(0.26)          $ --            $(1.33)         $(0.63)       $(0.57)       $(0.10)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $15.03           $15.15          $18.82          $17.87        $14.42        $14.12
                                           ======           ======          ======          ======        ======        ======
Total return(+)                              0.92%++        (19.50)%         13.76%          28.64%         6.33%        36.22%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                 1.40%+           1.32%           1.28%           1.23%         1.29%         1.51%
  Net investment income                      0.07%+           0.12%           0.13%           0.30%         0.56%         0.56%
Portfolio turnover                             42%              78%             74%             96%          101%          106%
Net assets at end of period (000
  Omitted)                                $66,156          $63,319         $73,910         $76,635       $52,238       $33,567

  (S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                               $ 0.01          $ 0.03        $ 0.07        $ 0.07
        Ratios (to average net assets):
          Expenses##                                                          1.32%           1.33%         1.39%         1.55%
          Net investment income                                               0.09%           0.20%         0.46%         0.51%
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                 SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                FEBRUARY 28, 2002           -------------------------------------------------         AUGUST 31,
                                      (UNAUDITED)             2001            2000          1999         1998               1997*
--------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                   $14.81           $18.52          $17.72        $14.40       $14.11             $12.01
                                           ------           ------          ------        ------       ------             ------
Income from investment operations# -
  Net investment loss(S)                   $(0.04)          $(0.09)         $(0.09)       $(0.08)      $(0.03)            $(0.02)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                         0.14            (3.62)           2.22          4.02         0.80               2.13
                                           ------           ------          ------        ------       ------             ------
      Total from investment
        operations                         $ 0.10           $(3.71)         $ 2.13        $ 3.94       $ 0.77             $ 2.11
                                           ------           ------          ------        ------       ------             ------
Less distributions declared to
  shareholders -
  From net investment income               $ --             $ --            $ --          $ --         $(0.00)+++         $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions                   (0.26)            --             (1.33)        (0.62)       (0.48)              --
  In excess of net investment
    income                                   --               --              --            --           --                (0.00)+++
                                           ------           ------          ------        ------       ------             ------
      Total distributions declared
        to shareholders                    $(0.26)            --            $(1.33)       $(0.62)      $(0.48)            $(0.01)
                                           ------           ------          ------        ------       ------             ------
Net asset value - end of period            $14.65           $14.81          $18.52        $17.72       $14.40             $14.11
                                           ======           ======          ======        ======       ======             ======
Total return                                 0.67%++        (20.03)%         12.98%        27.74%        5.54%             17.56%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                 2.05%+           1.97%           1.96%         1.98%        2.03%              2.26%+
  Net investment loss                       (0.58)%+         (0.53)%         (0.55)%       (0.45)%      (0.19)%            (0.22)%+
Portfolio turnover                             42%              78%             74%           96%         101%               106%
Net assets at end of period
  (000 Omitted)                           $96,776          $91,455        $111,380      $112,000      $76,032            $43,069

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                                                               $(0.02)
        Ratios (to average net assets):
          Expenses##                                                                                                        2.30%+
          Net investment loss                                                                                              (0.27)%+
   * For the period from the inception of Class B shares, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,                  PERIOD ENDED
                               FEBRUARY 28, 2002           -----------------------------------------------         AUGUST 31,
                                     (UNAUDITED)             2001           2000         1999         1998               1997*
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $14.76           $18.46         $17.67       $14.36       $14.08             $12.00
                                          ------           ------         ------       ------       ------             ------
Income from investment operations# -
  Net investment loss(S)                  $(0.04)          $(0.09)        $(0.09)      $(0.08)      $(0.03)            $(0.02)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                        0.14            (3.61)          2.21         4.01         0.80               2.11
                                          ------           ------         ------       ------       ------             ------
      Total from investment
        operations                        $ 0.10           $(3.70)        $ 2.12       $ 3.93       $ 0.77             $ 2.09
                                          ------           ------         ------       ------       ------             ------
Less distributions declared to
  shareholders -
  From net investment income              $ --             $ --           $ --         $ --         $(0.00)+++         $(0.01)
  From net realized gain on
    investments and foreign currency
    transactions                           (0.26)            --            (1.33)       (0.62)       (0.49)              --
  In excess of net investment income        --               --             --           --           --                (0.00)+++
                                          ------           ------         ------       ------       ------             ------
      Total distributions declared
        to shareholders                   $(0.26)          $ --           $(1.33)      $(0.62)      $(0.49)            $(0.01)
                                          ------           ------         ------       ------       ------             ------
Net asset value - end of period           $14.60           $14.76         $18.46       $17.67       $14.36             $14.08
                                          ======           ======         ======       ======       ======             ======
Total return                                0.68%++        (20.04)%        12.96%       27.66%        5.59%             17.41%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                2.05%+           1.97%          1.96%        1.98%        2.03%              2.26%+
  Net investment loss                      (0.58)%+         (0.52)%        (0.55)%      (0.46)%      (0.19)%            (0.21)%+
Portfolio turnover                            42%              78%            74%          96%         101%               106%
Net assets at end of period
  (000 Omitted)                          $22,558          $22,081        $20,432      $22,074      $13,199             $7,433

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                                                            $(0.02)
        Ratios (to average net assets):
          Expenses##                                                                                                     2.30%+
          Net investment loss                                                                                           (0.26)%+
   * For the period from the inception of Class C shares, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,                      PERIOD ENDED
                               FEBRUARY 28, 2002        --------------------------------------------------         AUGUST 31,
                                     (UNAUDITED)             2001           2000         1999         1998              1997*
-----------------------------------------------------------------------------------------------------------------------------------
                                         CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $15.31           $18.95         $17.93       $14.47       $14.16             $12.01
                                          ------           ------         ------       ------       ------             ------
Income from investment operations# -
  Net investment income(S)                $ 0.03           $ 0.08         $ 0.08       $ 0.09       $ 0.13             $ 0.08
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                        0.14            (3.72)          2.27         4.05         0.78               2.11
                                          ------           ------         ------       ------       ------             ------
      Total from investment
        operations                        $ 0.17           $(3.64)        $ 2.35       $ 4.14       $ 0.91             $ 2.19
                                          ------           ------         ------       ------       ------             ------
Less distributions declared to
  shareholders -
  From net investment income              $ --             $ --           $ --         $(0.06)      $(0.03)            $(0.02)
  From net realized gain on
    investments and foreign currency
    transactions                           (0.26)            --            (1.33)       (0.62)       (0.57)              --
  In excess of net investment income        --               --             --           --           --                (0.02)
                                          ------           ------         ------       ------       ------             ------
      Total distributions declared
        to shareholders                   $(0.26)          $ --           $(1.33)      $(0.68)      $(0.60)            $(0.04)
                                          ------           ------         ------       ------       ------             ------
Net asset value - end of period           $15.22           $15.31         $18.95       $17.93       $14.47             $14.16
                                          ======           ======         ======       ======       ======             ======
Total return                                1.11%++        (19.21)%        14.12%       28.95%        6.62%             19.01%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.05%+           0.97%          0.97%        0.98%        1.05%              1.19%+
  Net investment income                     0.43%+           0.47%          0.45%        0.56%        0.80%              0.87%+
Portfolio turnover                            42%              78%            74%          96%         101%               106%
Net assets at end of period
  (000 Omitted)                             $524             $486           $554         $742       $1,011               $825

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                                                                          $ 0.08
        Ratios (to average net assets):
          Expenses##                                                                                                     1.22%+
          Net investment loss                                                                                           (0.83)%+
   * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Growth and Income Fund (the fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $1,598,487. These loans were collateralized by cash of $1,668,448 which was invested in the following short-term obligations:

                                                      SHARES               VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
  amortized cost                                   1,668,448          $1,668,448

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,389 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,145 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                        AUGUST 31, 2001        AUGUST 31, 2000
------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                       $   --                 $    --
    Long-term capital gain                    --                  15,621,070
                                          -----------            -----------
                                          $   --                 $15,621,070
                                          ===========            ===========

As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed long-term capital gain            $3,148,384
          Unrealized gain                                 $1,866,619

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets             0.65%
          Average net assets in excess of $500 million         0.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,772 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,931 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $73,551 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $92,032 and $66,515 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $45, $58,069, and $945 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $69,533,109 and $71,057,122, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $175,985,573
                                                              ------------
Gross unrealized appreciation                                 $ 18,878,362
Gross unrealized depreciation                                   (9,425,544)
                                                              ------------
    Net unrealized appreciation                               $  9,452,818
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                   SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                977,313       $ 14,582,874        1,529,375       $ 26,082,992
Shares issued to shareholders in
  reinvestment of distributions             68,867          1,037,839            --                 --
Shares reacquired                         (826,715)       (12,253,198)      (1,275,797)       (21,619,705)
                                         ---------       ------------       ----------       ------------
    Net increase                           219,465       $  3,367,515          253,578       $  4,463,287
                                         =========       ============       ==========       ============
Class B shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              1,159,133       $ 16,813,242        1,667,914       $ 28,238,426
Shares issued to shareholders in
  reinvestment of distributions             94,982          1,395,544            --                 --
Shares reacquired                         (822,395)       (11,885,218)      (1,505,465)       (25,133,000)
                                         ---------       ------------       ----------       ------------
    Net increase                           431,720       $  6,323,568          162,449       $  3,105,426
                                         =========       ============       ==========       ============
Class C shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2002           YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------       ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                303,278       $  4,422,860        1,121,392       $ 18,848,594
Shares issued to shareholders in
  reinvestment of distributions             20,781            304,228            --               --
Shares reacquired                         (274,670)        (3,969,118)        (732,139)       (12,159,678)
                                         ---------       ------------       ----------       ------------
    Net increase                            49,389       $    757,970          389,253       $  6,688,916
                                         =========       ============       ==========       ============
Class I shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                  3,030       $     44,736            6,429       $    109,347
Shares issued to shareholders in
  reinvestment of distributions                498              7,604            --                 --
Shares reacquired                             (866)           (13,398)          (3,906)           (66,447)
                                         ---------       ------------       ----------       ------------
    Net increase                             2,662       $     38,942            2,523       $     42,900
                                         =========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $905 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH GROWTH AND INCOME FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive
Officer                                                   Massachusetts Financial Services Company, Vice
                                                          President (since August 2000); UAM Fund Services,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant         Senior Vice President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior          ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President and Associate General Counsel
                                                          Massachusetts Financial Services Company, Vice
MARK E. BRADLEY (born 11/23/59) Assistant                 President (since September 1996)
Treasurer
Massachusetts Financial Services Company, Vice            JAMES O. YOST (born 06/12/60) Assistant Treasurer
President (since March 1997)                              Massachusetts Financial Services Company, Senior
                                                          Vice President
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
DIRECTOR OF GLOBAL                                        individuals, call toll free: 1-800-637-6576 any
EQUITY RESEARCH                                           business day from 9 a.m. to 5 p.m. Eastern time.
David A. Antonelli+                                       (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances exchanges or
                                                          stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your            touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business          WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a        www.mfs.com
message anytime).

+  MFS Investment Management

MFS(R) RESEARCH GROWTH AND INCOME FUND                            -------------
                                                                    PRSRT STD
                                                                   U.S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------

[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MRG-3 04/02  27M  91/291/391/891